UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

The Manitowoc Company, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! THE MANITOWOC COMPANY, INC. 2026 Annual Meeting Vote by May 4, 2026 10:59 PM CT. For shares held in a Plan, vote by April 30, 2026 10:59 PM CT. THE MANITOWOC COMPANY, INC. ONE PARK PLAZA 11270 WEST PARK PLACE, SUITE 1000 MILWAUKEE, WISCONSIN 53224 V83538-P45606 You invested in THE MANITOWOC COMPANY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 5, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 5, 2026 9:00 AM Central Time Virtually at: www.virtualshareholdermeeting.com/MTW2026 *Please check the meeting materials for any special requirements for meeting attendance. Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors For Nominees: 01) Anne E. Bélec 02) Amy R. Davis 03) Ryan M. Gwillim 04) Kenneth W. Krueger 05) Robert W. Malone 06) C. David Myers 07) Aaron H. Ravenscroft 08) Mark B. Rourke 09) Randy A. Wood 2. The approval of The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan as Amended and Restated. For 3. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For 4. An advisory vote to approve the compensation of the Company’s named executive officers. For NOTE: If other matters properly come before the meeting or any adjournment or postponement thereof, the undersigned also authorizes the named proxies to vote on such matters in their discretion. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V83539-P45606

w SCAN TO VIEW MATERIALS & VOTE THE MANITOWOC COMPANY, INC. ONE PARK PLAZA 11270 WEST PARK PLACE, SUITE 1000 MILWAUKEE, WISCONSIN 53224 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m. Central Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MTW2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V83536-P45606 For All Withhold All For All Except THE MANITOWOC COMPANY, INC. The Board of Directors recommends a vote FOR proposals 1 through 4. ! ! ! 1. Election of Directors Nominees: 01) Anne E. B lec 02) Amy R. Davis 03) Ryan M. Gwillim 04) Kenneth W. Krueger 05) Robert W. Malone 06) C. David Myers 07) Aaron H. Ravenscroft 08) Mark B. Rourke 09) Randy A. Wood For Against Abstain ! ! ! 2. The approval of The Manitowoc Company, Inc. 2025 Omnibus Incentive Plan as Amended and Restated. ! ! 3. The ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. ! ! 4. An advisory vote to approve the compensation of the Company's named executive officers. NOTE: If other matters properly come before the meeting or any adjournment or postponement thereof, the undersigned also authorizes the named proxies to vote on such matters in their discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V83537-P45606 THE MANITOWOC COMPANY, INC. Annual Meeting of Shareholders May 5, 2026 9:00 AM Central Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Aaron H. Ravenscroft and Jennifer L. Peterson, and each of them, as proxies for the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of The Manitowoc Company, Inc. that the undersigned is entitled to vote at the meeting and any adjournment or postponement of the meeting upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement of the meeting, conferring authority upon such true and lawful proxies to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy previously given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. All votes for 401(k) participants must be received by 10:59 PM, Central Time, April 30, 2026. Continued and to be signed on reverse side